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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       March 19, 2003

                     Global Medical Products Holdings, Inc.
            (Exact Name of Registrant as Specified in its Charter)

         Nevada                      000-29989               86-0889096
(State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)

            23282 Mill Creek Drive, Suite 225, Laguna Hills, CA 92653
        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:       (949) 305-7105

                            37Point9
         (Former Name or Former Address, if Changed Since Last Report)



Item 4.  Changes in Registrant's Certifying Accountant.

     On March 28, 2003 Global Medical Products Holdings, Inc., advised its independent accountant, Weinberg & Company, P.A., CPAs, of Boca Raton, Florida, that it was dismissed as Global Medical Products Holdings, Inc.'s independent auditors as of March 19, 2003. The principal accountant's report on the financial statements for the past two years was modified by the inclusion of an explanatory paragraph addressing the ability of the Company to continue as a going concern. Weinberg & Company, P.A.'s report did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was recommended and approved by the Board of Directors of Global Medical Products Holdings, Inc. with respect to the audits of Global Medical Products Holdings, Inc. financial statements for each of the two fiscal years ended December 31, 2001 and 2000 and during the most recent period preceding the dismissal of Weinberg & Company, P.A., CPAs, there were no disagreements between Global Medical Products Holdings, Inc. and Weinberg & Company, P.A., CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., CPAs would have caused that accounting firm to make reference to the subject matter of the disagreement in connection with its report.

Global Medical Products Holdings, Inc has requested Weinberg & Company, P.A., CPAs to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 1, 2003, is filed as Exhibit 16.1 to this Form 8-K.


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Stonefield Josephson, Inc., Certified Public Accountants and Business Advisors
has been retained as Global Medical Products Holdings, Inc.'s new independent accountants as of April 1, 2003. The decision to engage Stonefield Josephson, Inc. was approved by Global Medical Products Holdings, Inc's Board of Directors. Stonefield Josephson, Inc. is expected to issue a report on Global Medical Products Holdings, Inc. financial statements for the year ended December 31, 2002.

During the last two fiscal years and the subsequent financial period, to the date hereof, Global Medical Products Holdings, Inc did not consult Stonefield Josephson, Inc. regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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Date:  March 31, 2003               By: /s/ Karl R. Rolls, Jr.
                                        ----------------------------
                                        Name: Karl R. Rolls, Jr.
                                        Title: Secretary/Treasurer